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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): January 31,1998


                                   WORLDS INC.
                                   -----------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          NEW JERSEY                2-31876            22-1848316
          ----------                -------            ----------
(STATE OR OTHER JURISDICTION OF     (COMMISSION       (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)      FILE NUMBER)      IDENTIFICATION NUMBER)





15 UNION WHARF, BOSTON, MASSACHUSETTS                          02109
-------------------------------------                          -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


Registrant's telephone number, including area code: (617) 725-8900
                                                    --------------



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(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)





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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

                  (a) On January 31,1998 Registrant dismissed Lipner, Gordon & Co. LLP as its independent accountants ("LG&C"). This action had been approved by Registrant's Board of Directors. During the past three years LG&C did not issue a report on Registrant's financial statements that either contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

                  During the period of its engagement there were no disagreements between Registrant and LG&C on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedure, which disagreement, if not resolved to the satisfaction of LG&C, would have caused them to make reference to the subject matter of the disagreement in connection with its opinion.

                  (b) On January 31, 1998 the Board of Directors of Registrant appointed BDO Seidman, LLP ("BDO") as its independent accountants. Prior to such engagement, BDO was the independent auditor of Worlds Inc. and Worlds Acquisition Corp., two Delaware corporations which merged into the Registrant(the "Mergers"). BDO provided written reports of these two corporations which was included in offering materials for a private financing continued by the Registrant after the Mergers. BDO was also consulted regarding the filing obligations of the Registrant pursuant to the change in fiscal year reported in Item 8 hereof. Finally, BDO was consulted regarding the nature of the financial statements required to be included by the Registrant in its recent filing of a Registration Statement on Form SB-2, in which BDO also provided written reports regarding the two merged corporations.

                  Other than as disclosed above, Registrant did not consult with BDO regarding the application of accounting principles to a specified transaction, or the type of audit opinion that may be rendered with respect to the Registrant's financial statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

     1. Letter by the dismissed independent accountants in connection with the disclosure under item 4 of this Report.

ITEM 8.  CHANGE IN FISCAL YEAR.

         By action of its Board of Directors dated as of January 31, 1998, the Registrant determined to change its fiscal year end

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from September 30 to December 31. The Registrant will file a transition report on Form 10-K (or Form 10-KSB) no later than March 31, 1998 to report on the period from October 1, 1997 through December 31, 1997. Accordingly, a Quarterly Report on Form 10-Q (or Form 10-QSB) will not be filed by February 14, 1998 to report on what would have been the Registrant's fiscal quarter but for the change of fiscal year end.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: February 10, 1998

                                                WORLDS INC.



                                             By: /s/ Thomas Kidrin
                                                _______________________

                                                Thomas Kidrin,
                                                President and CEO



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